Exhibit 99.1

Contact:	Michael R. Kourey, CFO
Polycom, Inc.
925-924-5742
mkourey@polycom.com

POLYCOM REPORTS FIRST QUARTER EARNINGS

Year-Over-Year Revenue Growth of 15 Percent

PLEASANTON, Calif. – April 20, 2005 – Polycom®, Inc. (NASDAQ: PLCM), the world’s leading provider of unified collaborative communications solutions, today reported its earnings for the first quarter ended March 31, 2005.

First quarter 2005 consolidated net revenues were $137.5 million, compared to $119.1 million for the first quarter of 2004. Non-GAAP net income in the first quarter of 2005 was $17.6 million, or 18 cents per diluted share. This compares to Non-GAAP net income of $12.9 million, or 13 cents per diluted share, for the first quarter of 2004. Non-GAAP financial measures exclude acquisition-related costs, purchased in-process research and development costs, amortization of purchased intangibles, restructuring costs, litigation reserves and payments, gain (loss) on strategic investments, income tax effect of the preceding adjustments, income (loss) from discontinued operations, net of taxes, and gain from sale of discontinued operations, net of taxes. GAAP net income for the first quarter of 2005 was $16.4 million, or 16 cents per diluted share, compared to $3.3 million, or 3 cents per diluted share, for the same period last year.

The reconciliation of the GAAP statement of operations amounts to the respective Non-GAAP figures, for the three months ended March 31, 2005 and 2004, is set forth at the end of this press release.

On a product line basis, consolidated net revenues for the first quarter of 2005 were comprised of 55 percent video communications, or $75.6 million; 24 percent network systems, or $33.6 million; and 21 percent voice communications, or $28.3 million. This compares to the first quarter of 2004, in which consolidated net revenues were comprised of 58 percent video communications, or $68.6 million; 23 percent network systems, or $28.0 million; and 19 percent voice communications, or $22.5 million.

“Polycom made progress in driving key initiatives to further leverage our channel partnerships during the first quarter,” said Robert Hagerty, president and CEO. “We have implemented a wide variety of marketing programs that optimize our high-touch sales force in concert with initiatives of our channel network.”

Hagerty continued, “From a macro perspective, voice and video over IP (V²oIP) continues to be a significant driver for our business. Polycom is devoting the resources necessary to make industry breakthroughs with products that are standards-driven and integrated with the major communications and desktop platforms across the customer landscape. Consistent with our delivering against this vision, we announced Phase II of our strategic alliance with Microsoft, expanding on the integration of Polycom’s voice and video platforms with Microsoft’s Live Communications Server and Live Meeting Service. Recognized for vision and delivery of solutions against that vision, we are pleased that in February 2005, Gartner Group, a leading market research firm, positioned Polycom in the Visionary Quadrant of Unified Communications.”

“With our solid gross margins and significant increase in year-over-year profitability, Polycom generated our twenty-eighth consecutive quarter of positive operating cash flow in Q1,” said Michael Kourey, senior vice president, finance and administration, and CFO. “Including this positive cash flow and net of approximately $25 million in Polycom stock repurchases in the period, our cash and investments balance at the end of the first quarter is $518.1 million.”

About Polycom

Polycom, Inc. is the world’s technology leader of high-quality, easy-to-use video, voice, data and web conferencing and collaboration solutions. The Polycom Office™ is our continued commitment to make distance communications as natural and interactive as being there by providing best-in-class conferencing solutions that are interoperable, integrated and intuitive to the user. The Polycom Office is based on industry standards and supported by an open architecture that promotes interoperability in multi-vendor environments and complements leading network infrastructure platforms. For additional information call 1-800-POLYCOM (765-9266) or +1-925-924-6000, or visit the Polycom website at www.polycom.com.

This release contains forward-looking statements, within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, regarding future events, future demand for our products, and the future performance of the Company, including statements regarding the impact of initiatives to leverage our channel partner relationships, the demand for voice and video over IP communications solutions, and our continued product rollout through our collaboration with Microsoft. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition for our customers and products, market acceptance of Polycom’s products and changing market demands, possible delays in the development, availability and shipment of new products, and risks associated with changes in general economic conditions. Many of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligation to update these forward-looking statements.

As has been noted on the Company’s web site since April 13, 2005, Polycom will hold a conference call today, April 20, 2005, at 5:00 p.m. ET/2:00 p.m. PT to discuss its first quarter earnings. Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference. You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, by calling 800-633-8556; and for callers outside of the US and Canada, by calling 212-676-5270, with the pass code being Polycom. A replay of the call will also be available at www.polycom.com or, for callers in the US and Canada, at 800-633-8284; and for callers outside of the US and Canada, at 402-977-9140. The access number for the replay is 21243542. A replay of the call will also be maintained on our website at www.polycom.com under Investor Relations – Archived Conference Calls for twelve months.

Polycom and the Polycom logo are registered trademarks and The Polycom Office is a trademark of Polycom in the U.S. and various countries. All other trademarks are the property of their respective owners. ©2005, Polycom, Inc. All rights reserved.

POLYCOM, INC.

Non-GAAP Condensed Consolidated Statements of Operations

Excluding Acquisition-related costs, Purchased in-process R&D costs, Amortization of purchased intangibles, Restructuring costs, Litigation reserves and payments, Gain (loss) on strategic investments,

Income tax effect of preceding adjustments, Income (loss) from discontinued operations, net of taxes and Gain from sale of discontinued operations, net of taxes

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	March 31, 2005	March 31, 2004
Revenues:
Product revenues	$122,117	$106,605
Service revenues	15,401	12,542

Total revenues	137,518	119,147

Cost of revenues:
Cost of product revenues	41,382	35,063
Cost of service revenues	9,625	9,064

Total cost of revenues	51,007	44,127

Gross profit	86,511	75,020

Operating expenses:
Sales and marketing	34,215	28,446
Research and development	21,842	22,026
General and administrative	8,991	8,066

Total operating expenses	65,048	58,538

Operating income	21,463	16,482

Interest income, net	2,744	1,681
Other expense, net	(59)	(474)

Income before provision for income taxes	24,148	17,689
Provision for income taxes	6,520	4,776

Non-GAAP net income	$17,628	$12,913

Basic net income per share	$0.18	$0.13

Diluted net income per share	$0.18	$0.13

Weighted average shares outstanding for basic net income per share	98,870	99,866

Weighted average shares outstanding for diluted net income per share	100,357	102,664

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	March 31, 2005	March 31, 2004
Revenues:
Product revenues	$122,117	$106,605
Service revenues	15,401	12,542

Total revenues	137,518	119,147

Cost of revenues:
Cost of product revenues	41,382	35,063
Cost of service revenues	9,625	9,064

Total cost of revenues	51,007	44,127

Gross profit	86,511	75,020

Operating expenses:
Sales and marketing	34,215	28,446
Research and development	21,842	22,026
General and administrative	8,991	8,066
Acquisition-related costs	66	825
Purchased in-process research and development	—	4,600
Amortization of purchased intangibles	1,807	6,363
Litigation reserves and payments	(28)	—

Total operating expenses	66,893	70,326

Operating income	19,618	4,694

Interest income, net	2,744	1,681
Gain (loss) on strategic investments	(5)	9
Other expense, net	(59)	(474)

Income from continuing operations before provision for income taxes	22,298	5,910
Provision for income taxes	6,005	2,854

Income from continuing operations	16,293	3,056

Income from discontinued operations, net of taxes	—	151
Gain from sale of discontinued operations, net of taxes	105	106

Net income	$16,398	$3,313

Basic net income per share:
Income per share from continuing operations	$0.17	$0.03
Income per share from discontinued operations, net	—	—
Gain per share from sale of discontinued operations, net	—	—

Basic net income per share	$0.17	$0.03

Diluted net income per share:
Income per share from continuing operations	$0.16	$0.03
Income per share from discontinued operations, net	—	—
Gain per share from sale of discontinued operations, net	—	—

Diluted net income per share	$0.16	$0.03

Weighted average shares outstanding for basic net income per share	98,870	99,866

Weighted average shares outstanding for diluted net income per share	100,357	102,664

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31, 2005
	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$122,117	$—	$122,117
Service revenues	15,401	—	15,401

Total revenues	137,518	—	137,518

Cost of revenues:
Cost of product revenues	41,382	—	41,382
Cost of service revenues	9,625	—	9,625

Total cost of revenues	51,007	—	51,007

Gross profit	86,511	—	86,511

Operating expenses:
Sales and marketing	34,215	—	34,215
Research and development	21,842	—	21,842
General and administrative	8,991	—	8,991
Acquisition-related costs	66	66	—
Amortization of purchased intangibles	1,807	1,807	—
Litigation reserves and payments	(28)	(28)	—

Total operating expenses	66,893	1,845	65,048

Operating income	19,618	(1,845)	21,463

Interest income, net	2,744	—	2,744
Gain on strategic investments	(5)	(5)	—
Other expense, net	(59)	—	(59)

Income from continuing operations before provision for income taxes	22,298	(1,850)	24,148
Provision for income taxes	6,005	(515)	6,520

Income from continuing operations	16,293	(1,335)	17,628

Gain from sale of discontinued operations, net of taxes	105	105	—

Net income	$16,398	$(1,230)	$17,628

Basic net income per share:
Income per share from continuing operations	$0.17	$(0.01)	$0.18
Gain per share from sale of discontinued operations, net	—	—	—

Basic net income per share	$0.17	$(0.01)	$0.18

Diluted net income per share:
Income per share from continuing operations	$0.16	$(0.02)	$0.18
Gain per share from sale of discontinued operations, net	—	—	—

Diluted net income per share	$0.16	$(0.02)	$0.18

Weighted average shares outstanding for basic net income per share	98,870		98,870

Weighted average shares outstanding for diluted net income per share	100,357		100,357

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31, 2004
	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$106,605	$—	$106,605
Service revenues	12,542	—	12,542

Total revenues	119,147	—	119,147

Cost of revenues:
Cost of product revenues	35,063	—	35,063
Cost of service revenues	9,064	—	9,064

Total cost of revenues	44,127	—	44,127

Gross profit	75,020	—	75,020

Operating expenses:
Sales and marketing	28,446	—	28,446
Research and development	22,026	—	22,026
General and administrative	8,066	—	8,066
Acquisition-related costs	825	825	—
Purchased in-process research and development	4,600	4,600	—
Amortization of purchased intangibles	6,363	6,363	—

Total operating expenses	70,326	11,788	58,538

Operating income	4,694	(11,788)	16,482

Interest income, net	1,681	—	1,681
Loss on strategic investments	9	9	—
Other expense, net	(474)	—	(474)

Income from continuing operations before provision for income taxes	5,910	(11,779)	17,689
Provision for income taxes	2,854	(1,922)	4,776

Income from continuing operations	3,056	(9,857)	12,913
Loss from discontinued operations, net of taxes	151	151	—
Gain from sale of discontinued operations, net of taxes	106	106	—

Net income	$3,313	$(9,600)	$12,913

Basic net income per share:
Income per share from continuing operations	$0.03	$(0.10)	$0.13

Loss per share from discontinued operations, net	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—

Basic net income per share	$0.03	$(0.10)	$0.13

Diluted net income per share:
Income per share from continuing operations	$0.03	$(0.10)	$0.13
Loss per share from discontinued operations, net	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—

Diluted net income per share	$0.03	$(0.10)	$0.13

Weighted average shares outstanding for basic net income per share	99,866		99,866

Weighted average shares outstanding for diluted net income per share	102,664		102,664

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	March 31, 2005	December 31, 2004
ASSETS
Current assets
Cash and cash equivalents	$96,713	$96,331
Short-term investments	84,689	118,009
Trade receivables, net	68,983	62,535
Inventories	35,686	27,804
Deferred taxes	20,879	20,879
Prepaid expenses and other current assets	16,138	19,898

Total current assets	323,088	345,456

Property and equipment, net	36,912	37,544
Long-term investments	336,679	320,907
Goodwill	352,534	352,572
Purchased intangibles, net	25,108	26,915
Deferred taxes	49,180	49,060
Other assets	22,152	22,187

Total assets	$1,145,653	$1,154,641

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$41,013	$45,682
Accrued payroll and related liabilities	13,185	18,852
Taxes payable	57,545	52,665
Deferred revenue	30,970	26,889
Other accrued liabilities	26,291	30,065

Total current liabilities	169,004	174,153

Long-term deferred revenue	6,271	5,238
Other long-term liabilities	10,741	10,636

Total liabilities	186,016	190,027

Stockholders’ equity	959,637	964,614

Total liabilities and stockholders’ equity	$1,145,653	$1,154,641

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	March 31, 2005	March 31, 2004
Cash flows from operating activities:
Net income	$16,398	$3,313
Adjustments to reconcile net income to net cash provided by operating activities:
Gain from sale of discontinued operations, net of taxes	(105)	(106)
Depreciation and amortization	5,101	4,699
Amortization of purchased intangibles	1,807	6,363
Provision for (benefit from) doubtful accounts	—	(210)
Provision for (benefit from) excess and obsolete inventories	(436)	787
Tax benefit from exercise of stock options	—	1,692
Gain (Loss) on strategic investments	5	(9)
Amortization of unearned stock-based compensation	35	63
Purchase of in-process research and development	—	4,600
Loss on disposals of property and equipment	70	—

Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	(6,448)	3,503
Inventories	(7,446)	617
Prepaid expenses and other assets	3,840	3,782
Accounts payable	(4,631)	(6,861)
Taxes payable	4,820	494
Other accrued liabilities	(4,222)	(4,084)

Net cash provided by operating activities	8,788	18,643

Cash flows from investing activities:
Purchase of property and equipment	(4,082)	(4,659)
Purchases of investments	(87,965)	(201,683)
Proceeds from sale and maturity of investments	104,142	203,466
Proceeds from sale of discontinued operations	165	167
Net cash paid in purchase acquisitions	—	(95,162)

Net cash provided by (used in) investing activities	12,260	(97,871)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	4,325	5,444
Repurchase of common stock	(24,991)	—

Net cash provided by (used in) financing activities	(20,666)	5,444

Net increase (decrease) in cash and cash equivalents	382	(73,784)
Cash and cash equivalents, beginning of period	96,331	154,312

Cash and cash equivalents, end of period	$96,713	$80,528